MFS(R) INTERNATIONAL GROWTH FUND

                      Supplement to the Current Prospectus

The description of portfolio manager under the "Management of the Fund" section is hereby restated as follows:

Barry P. Dargan, a Vice President of MFS, has been employed in the investment management area of MFS since 1996. Effective immediately, Mr. Dargan is the portfolio manager of the fund. Prior to joining MFS, Mr. Dargan was an Executive Director at SBC Warburg Japan, Ltd. In Tokyo.


                 The date of this Supplement is April 27, 2001.